SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report(Date of earliest event reported) August 18, 1998


                      Corporate Vision, Inc
       (Exact Name of Registrant as Specified in Charter)


     Oklahoma            0-18824             73-1380820
     (State of          (Commission           (IRS Employer
     Incorporation)      File Number)          Identification No.)


           6130 South Memorial Drive, Tulsa, Ok 74133
          (Address of Principal Executive Offices)


Registrant's telephone number, including area code (918) 747-2842



          6202 South Lewis, Suite A, Tulsa, Ok 74136
          (Former Address, If Changed Since Last Report)

ITEM 5. OTHER EVENTS

In legal case Anderson et al. vs Corporate Vision, Inc et al. Case CJ 98-2571 In the State of Oklahoma District court. A legal ruling was reached. In this ruling the Judge approved a seven (7) member
Board of Directors.

These people have since assumed responsibilities as Directors of Corporate Vision, Inc. In the following capacities.
1. Raymond A Hall as Chairman of the Board of Directors.
2. Jack Arnold as Vice Chairman of the Board of Directors.
3. Joe Seibert as Vice Chairman of the Board of Directors.
4. Craig Treiber as Secretary and Treasurer of the Board of
Directors.
5. William Hale as the Assistant Secretary of the Board of
Directors.
6. Keith A Anderson as President, Chief Executive Officer and member of the Board of Directors

A seventh member Roger Spencer was appointed and accepted the Treasurer of the Board of Directors, but Mr. Spencer resigned his position shortly thereafter.



                           SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Corporate Vision, Inc

                                  By: Keith A. Anderson
                                 Keith A. Anderson, President, CEO


September 22, 1998